UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

Sparta Commercial Services, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	0-9483	30-0298178
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

462 Seventh Avenue, 20th Floor
New York, NY 10018
(Address of principal executive offices)

Registrant’s telephone number: (212) 239-2666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the Registrant under and of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-12(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01   Other Events

On May 15, 2012, the Board of Directors of the Company declared May 18, 2012 as the Effective Date for the 1 for 75 reverse stock split, previously approved by the stockholders of the Company by written consent in accordance with the information contained in the amended Form 14C filed with the Securities and Exchange Commission on April 24, 2012. If, as a result of the reverse split, a stockholder is left with a fractional share, that stockholder shall receive one full share in lieu of such fractional share. Immediately after the effectiveness of the reverse split, there will be 9,664,717 shares of the Company’s common stock issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2012

SPARTA COMMERCIAL SERVICES, INC.

By:   /s/ A. L. Havens
Name: Anthony L. Havens
Title: Chief Executive Officer